NASDAQ Symbol HCMAX

The Hillman Fund

A series of the
Hillman Capital Management Investment Trust

SUMMARY PROSPECTUS
February 1, 2019

Before you invest, you may want to review The Hillman Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://www.ncfunds.com/fundpages/107.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Hillman, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/Hillman.

Investment Objective. The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.63%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and/or Expense Limitation[2]	0.13%
Net Annual Fund Operating Expenses	1.53%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Fund’s investment advisor, Hillman Capital Management, Inc., (the “Advisor”) has entered into an expense limitation agreement with the Fund (the “Expense Limitation Agreement”) under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.499% of the average daily net assets of the Fund.  The Expense Limitation Agreement runs through January 31, 2020, and may be terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$156	$511	$890	$1,954
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 51.30% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies that the Advisor believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.
In selecting investments for the Fund, the Advisor first looks at qualitative measures of a company.  Qualitative measures of a company include:
●	dominance in a particular industry or niche market;
●	management style and adaptability;
●	strength of pricing and purchasing power;
●	barriers to industry competition;
●	strength of brand or franchise with commensurate brand loyalty; and
●	quality of products and services.
If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth.  The Advisor may make investments without regard to market capitalization.  These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy.  These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs.  The quantitative measures of a company include:
●	price-to-book ratio;
●	present value of discounted projected cash flows;

●	balance sheet strength;
●	price-to-sales ratio; and
●	price-to-earnings ratio.
The Advisor allocates a target percentage of total portfolio value to each security it purchases.  From time to time, the Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy. As of September 30, 2018, the Fund was principally invested in the consumer discretionary, consumer staples, and healthcare sectors. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.
The Advisor may also sell (or “write”) call and put options for the Fund.  Besides selling options in order to receive premiums, the Advisor will seek to sell options that obligate the Fund to purchase or sell the underlying stock at a price believed to be attractive based on the qualitative and quantitative factors described above.
PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following additional risks:
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Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

●	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
●	Market Risk. Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.
●
Risks from Writing Options.  Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that an increase in the market value of the underlying security may result in the Fund selling the security at a lower price than its current market value.  Writing call options also limits the opportunity to profit from an increase in the market value of the underlying security.  The risk involved in writing a put option is that a decrease in the market value of the underlying security may result in the Fund purchasing the security at a higher price than its current market value.

●
Sector Focus Risk.  The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●
Small-Cap and Mid-Cap Companies Risk.  Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.

PERFORMANCE INFORMATION
The following bar chart and table shown provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.ncfunds.com.
Calendar Year Returns

During the periods shown in the bar chart above, the fund’s highest quarterly return was 22.62% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -25.33% (quarter ended December 31, 2008).

Average Annual Total Returns Period Ended December 31, 2018	Past 1 Year	Past 5 Years	Past 10 Years
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-2.68% -3.00% -1.52%	7.94% 7.67% 6.45%	12.53% 12.29% 10.81%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	13.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.
Management.  Hillman Capital Management, Inc. is the investment advisor for the Fund.  Mark A. Hillman is the Fund’s portfolio manager and the founder and controlling shareholder of Hillman Capital Management, Inc.  He has served as the portfolio manager since the Fund’s inception on December 29, 2000.
Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire on any business day. The minimum initial investment is $5,000 ($2,000 for individual retirement account (IRA) and Keogh Plans) and the minimum subsequent investment is $500 ($100 under an automatic investment plan), although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.
Purchase and redemption orders by mail should be sent to The Hillman Fund c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.